UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2022

EVOFEM BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12400 High Bluff Drive, Suite 600, San Diego, CA 92130
(Address of principal executive offices and zip code)

(858) 550-1900
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVFM	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
Series A Preferred Stock Purchase Rights, par value $0.0001 per share	N/A	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On May 20, 2022, Evofem Biosciences, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Piper Sandler & Co. (the “Underwriter”) relating to the public offering (the “Offering”) of 22,665,000 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), and, for certain investors, in lieu of Common Stock, pre-funded warrants to purchase up to 12,835,000 shares of Common Stock at an exercise price of $0.001 per share (the “Pre-Funded Warrants”). Each share of Common Stock or Pre-Funded Warrant is being sold together with two, immediately exercisable common warrants, each to purchase one share of Common Stock at an exercise price of $0.75 per share, with a 5-year term (the “Common Warrants” and together with the Pre-Funded Warrants, the “Warrants”). The Warrants also contain customary 4.99% and 9.99% limitations on exercise provisions. The exercise price of the Common Warrants is subject to adjustment for certain dilutive issuances, stock splits and similar recapitalization transactions as described in the Common Warrants.

There is not expected to be any trading market for the Warrants issued in the Offering. The combined public offering price of each share of Common Stock and accompanying Common Warrants sold in the Offering will be $0.75, and the combined public offering price of each Pre-Funded Warrant and accompanying Common Warrants purchased by the Underwriter from the Company will be $0.749.
The net proceeds from the Offering, after deducting the Underwriter’s discounts and commissions and other estimated offering expenses payable by the Company and excluding the net proceeds, if any, from the exercise of the Warrants, are expected to be approximately $18.0 million. The amount of gross proceeds from the Offering exceeding $20 million may be used to redeem issued and outstanding promissory notes. The Company intends to use the net proceeds from the Offering for the continuation of our registrational Phase 3 clinical trial “EVOGUARD”, which is evaluating Phexxi® (lactic acid, citric acid, and potassium bitartrate) vaginal gel for two new indications, the prevention of chlamydia and gonorrhea in women, and related development activities; and other general corporate purposes and other capital expenditures.

The Offering is expected to close on or about May 24, 2022, subject to satisfaction of customary closing conditions.

Any securities offered and sold in the Offering (including the shares of Common Stock issuable from time to time upon exercise of the Warrants) will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-258321) filed with the Securities and Exchange Commission (the “SEC”) on July 30, 2021 and declared effective on August 5, 2021 (the “Registration Statement”), as supplemented by the preliminary prospectus supplement relating to the Offering and filed with the SEC on May 20, 2022 and a final prospectus supplement, dated May 20, 2022, to be filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended.
The Underwriting Agreement contains customary representations, warranties and covenants by the Company, customary indemnification obligations of the Company and the Underwriter and other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement and as of specific dates, were solely for the benefit of the parties to the Underwriting Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.
The opinion of the Company’s counsel regarding the validity of the securities offered in this Offering is filed as Exhibit 5.1 hereto.

The foregoing summary of the Underwriting Agreement, Pre-Funded Warrants and Common Warrants does not purport to be complete and is subject to, and qualified in its entirety by, the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and incorporated herein by reference, the form of Pre-Funded Warrant, which is filed herewith as Exhibit 4.1 and incorporated herein by reference, and the form of Common Warrant, which is filed herewith as Exhibit 4.2 and incorporated herein by reference.

Item 8.01.	Other Events.
On May 19, 2022, the Company issued a press release announcing the proposed public offering of its securities. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
On May 20, 2022, the Company issued a press release announcing that it priced a public offering of its securities. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 20, 2022, by and between Evofem Biosciences, Inc. and Piper Sandler & Co.
4.1	Form of Pre-Funded Warrant To Purchase Common Stock.
4.2	Form of Common Warrant To Purchase Common Stock.
5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1 hereto).
99.1	Press Release of Evofem Biosciences, Inc., dated May 19, 2022.
99.2	Press Release of Evofem Biosciences, Inc., dated May 20, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Date: May 20, 2022	By:	/s/ Justin J. File
Justin J. File Chief Financial Officer